Supplement to Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is May 4, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON APRIL 9, 2010
The Emerging Markets Portfolio:
1.	The following replaces the sixth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 59 of the Prospectus.
With respect to the provision of investment management services for the SSgA FM Account, the SSgA FM Emerging Markets Active Management Team provides those services. The portfolio managers Brad Aham, CFA, FRM and Christopher Laine, jointly and primarily have the most significant day-to-day responsibility for management of the Portfolio.
2.	The following replaces the eighth paragraph under “SSgA Funds Management, Inc.” of the “Specialist Manager Guide”, on page 59 of the Prospectus.
Mr. Laine is a Vice President of SSgA FM and a Principal of SSgA FM. He joined the firm in 2007 and is a member of the firm’s Active Emerging Markets Team. Previously, Mr. Laine had been the Head of Asset Allocation for a European-based Emerging Markets Hedge Fund. Mr. Laine holds an MBA in Finance from Emory University and an MA in International Transactions and Economics from George Mason University.
The Small Capitalization Equity Portfolio: The following replaces the second paragraph under “Pzena Investment Management, LLC” of the “Specialist Manager Guide”, beginning on page 57 of the Prospectus:
Richard Pzena, John Goetz, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of Portfolio allocated to Pzena. Mr. Pzena is the founder and Co-Chief Investment Officer of Pzena, as well as being the Co-Portfolio Manager on each of Pzena’s domestic investment strategies and a member of Pzena’s executive committee. Mr. Pzena formed Pzena in 1995. Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena, as well as being the Co-Portfolio Manager of each of Pzena’s investment strategies and a member of Pzena’s executive committee. Mr. Goetz joined Pzena in 1996. Mr. Silver is a Principal, Co-Director of Research and Portfolio Manager of Small Cap Value at Pzena. Mr. Silver joined Pzena in 2001. Mr. Flynn is a Principal and Portfolio Manager at Pzena, and will be transitioning over the course of 2010 to replace Mr. Goetz as a Co-Portfolio Manager on Small Cap Value. Mr. Flynn joined Pzena in 2005.
The Short-Term Municipal Bond Portfolio: Effective immediately, Susan S. Mooney will no longer serve as a portfolio manager for the portion of the Short-Term Municipal Bond Portfolio managed by Breckenridge Capital Advisors, Inc.
The Intermediate Term Municipal Bond Portfolio: (From the Supplement dated April 9, 2010) Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the changes is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
1.	The following replaces the “Performance” section, found on page 32 of the Prospectus:
Supplement to Prospectus for HC Capital Trust

Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital Municipal Index 3-15 Year Blend and the Barclays Capital 5-Year General Obligations Index (formerly Lehman Brothers 5-Year General Obligations Index) (“Barclays Capital 5-Year G.O. Index”). All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
2.	The following replaces the “Average Annual Total Returns” table, found on page 32 of the Prospectus:
Average Annual Total Returns
(for the periods ending 12/31/08)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	-4.80%	1.67%	3.33%
- After Taxes on Distributions	-4.98%	1.53%	3.26%
- After Taxes on Distributions and Sale of Portfolio Shares	-1.81%	1.94%	3.44%
Barclays Capital Municipal Index 3-15 Year Blend*	2.27%	3.38%	4.60%
Barclays Capital 5-Year G.O. Index	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
The Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for HC Capital Trust